Exhibit 4.4

EXECUTION VERSION

DEFEASANCE AGREEMENT

by and among

DISCOVER CARD EXECUTION NOTE TRUST

as Issuer

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

as Indenture Trustee and Paying Agent

and

U.S. BANK NATIONAL ASSOCIATION

as Securities Intermediary

relating to

DISCOVERSERIES CLASS A(2021-2) NOTE

DISCOVERSERIES CLASS A(2023-1) NOTE

DISCOVERSERIES CLASS A(2023-2) NOTE

Dated as of December 18, 2025

EXHIBIT A - Form of Monthly Master Servicer Certificate

i

DEFEASANCE AGREEMENT

THIS DEFEASANCE AGREEMENT, dated as of December 18, 2025 (this “Defeasance Agreement”), by and among DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, in its capacity as Indenture Trustee (the “Indenture Trustee”) and as Paying Agent (the “Paying Agent”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, in its capacity as Securities Intermediary (the “Securities Intermediary”).

RECITALS

WHEREAS, the Issuer was created as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act (as hereinafter defined) by filing the Certificate of Trust (as hereinafter defined) with the office of the Secretary of State (as hereinafter defined) on July 2, 2007, and entering into a Trust Agreement, dated July 2, 2007 (as amended, amended and restated, and supplemented from time to time, the “Trust Agreement”);

WHEREAS, pursuant to an Indenture, dated as of July 26, 2007 (as amended, amended and restated, and supplemented from time to time, the “Base Indenture”), as supplemented by an Indenture Supplement for the DiscoverSeries Notes, dated as of July 26, 2007 (as amended, amended and restated, and supplemented from time to time, together with any applicable Terms Document for any Class and Tranche of Notes belonging to the DiscoverSeries related to such Indenture Supplement, the “Indenture Supplement” and, together with the Base Indenture, the “Indenture”), each between the Issuer and the Indenture Trustee, Classes and Tranches of DiscoverSeries Notes have been issued from time to time;

WHEREAS, three Tranches of Class A DiscoverSeries Notes issued by the Issuer pursuant to the Indenture (including, in each case, the Terms Document related to the respective Tranche) remain outstanding as of the date hereof (the “Class A(2021-2) Notes,” the “Class A(2023-1) Notes,” and the “Class A(2023-2) Notes,” and, collectively, the “Class A Notes”);

WHEREAS, one Tranche of Class B DiscoverSeries Notes, one Tranche of Class C DiscoverSeries Notes, and one Tranche of Class D DiscoverSeries Notes issued by the Issuer pursuant to the Indenture (including, in each case, the Terms Document related to the respective Tranche) remain outstanding as of the date hereof (the “Class B(2023-1) Notes,” the “Class C(2023-1) Notes,” and the “Class D(2009-1) Notes,” and, collectively, the “Subordinated Notes”);

WHEREAS, the Issuer has, pursuant to Section 1310 of the Indenture, elected to be discharged from its obligations under the Indenture and Indenture Supplement, on the conditions, in the manner, and to the extent specified therein, with respect to $600,000,000.00 outstanding principal amount of the Class A(2021-2) Notes, $1,250,000,000.00 outstanding principal amount of the Class A(2023-1) Notes, and $1,000,000,000.00 outstanding principal amount of the Class A(2023-2) Notes by entering into this Defeasance Agreement, establishing certain defeasance principal funding accounts and defeasance interest funding accounts and crediting, or causing to be credited, with the Indenture Trustee in accordance with this Defeasance Agreement certain property and amounts to such accounts, all as more fully described herein; and

WHEREAS, simultaneously with the discharge of the Issuer’s obligations under the Indenture and Indenture Supplement with respect to the Class A Notes identified above, the remaining $135,759,493.74 outstanding principal amount of the Class B(2023-1) Notes, $172,784,810.25 outstanding principal amount of the Class C(2023-1) Notes, and $209,810,127.00 outstanding principal amount of the Class D(2009-1) Notes will be cancelled by the Indenture Trustee pursuant to Section 603 of the Indenture.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

SECTION 1. Definitions. (a) As used herein, the following terms shall have the following meanings:

“Account” means each Class A Defeasance Interest Funding Account and each Class A Defeasance Principal Funding Account.

“Agreement” means this Defeasance Agreement.

”Base Indenture” has the meaning specified in the recitals hereto.

“Beneficiary” shall mean Discover Funding in its capacity as Beneficiary under the Trust Agreement.

“Business Day” has the meaning set forth in the Indenture.

“Class A(2021-2) Defeasance Accounts” means the Class A(2021-2) Defeasance Interest Funding Account and the Class A(2021-2) Defeasance Principal Funding Accounts.

“Class A(2023-1) Defeasance Accounts” means the Class A(2023-1) Defeasance Interest Funding Account and the Class A(2023-1) Defeasance Principal Funding Accounts.

“Class A(2023-2) Defeasance Accounts” means the Class A(2023-2) Defeasance Interest Funding Account and the Class A(2023-2) Defeasance Principal Funding Accounts.

“Class A Defeasance Accounts” means the Class A(2021-2) Defeasance Accounts, the Class A(2023-1) Defeasance Accounts, and the Class A(2023-2) Defeasance Accounts.

“Class A(2021-2) Defeasance Collateral” means the Class A(2021-2) Primary Defeasance Collateral and the Class A(2021-2) Supplemental Defeasance Collateral.

“Class A(2023-1) Defeasance Collateral” means the Class A(2023-1) Primary Defeasance Collateral and the Class A(2023-1) Supplemental Defeasance Collateral.

“Class A(2023-2) Defeasance Collateral” means the Class A(2023-2) Primary Defeasance Collateral and the Class A(2023-2) Supplemental Defeasance Collateral.

“Class A(2021-2) Defeasance Interest Funding Account” means the Class A(2021-2) Defeasance Interest Funding Account established with the Securities Intermediary in the name of the Indenture Trustee for the benefit of the Class A(2021-2) Noteholders pursuant to Section 4 of this Agreement.

“Class A(2023-1) Defeasance Interest Funding Account” means the Class A(2023-1) Defeasance Interest Funding Account established with the Securities Intermediary in the name of the Indenture Trustee for the benefit of the Class A(2023-1) Noteholders pursuant to Section 4 of this Agreement.

“Class A(2023-2) Defeasance Interest Funding Account” means the Class A(2023-2) Defeasance Interest Funding Account established with the Securities Intermediary in the name of the Indenture Trustee for the benefit of the Class A(2023-2) Noteholders pursuant to Section 4 of this Agreement.

“Class A Defeasance Interest Funding Accounts” means the Class A(2021-2) Defeasance Interest Funding Account, the Class A(2023-1) Defeasance Interest Funding Account, and the Class A(2023-2) Defeasance Interest Funding Account.

“Class A(2021-2) Defeasance Principal Funding Accounts” means the Class A(2021-2) Primary Defeasance Principal Funding Account and the Class A(2021-2) Supplemental Defeasance Principal Funding Account.

“Class A(2023-1) Defeasance Principal Funding Accounts” means the Class A(2023-1) Primary Defeasance Principal Funding Account and the Class A(2023-1) Supplemental Defeasance Principal Funding Account.

“Class A(2023-2) Defeasance Principal Funding Accounts” means the Class A(2023-2) Primary Defeasance Principal Funding Account and the Class A(2023-2) Supplemental Defeasance Principal Funding Account.

“Class A Defeasance Principal Funding Accounts” means the Class A(2021-2) Defeasance Principal Funding Accounts, the Class A(2023-1) Defeasance Principal Funding Accounts, and the Class A(2023-2) Defeasance Principal Funding Accounts.

“Class A(2021-2) Expected Maturity Date” means September 15, 2026.

“Class A(2023-1) Expected Maturity Date” means March 16, 2026.

“Class A(2023-2) Expected Maturity Date” means June 15, 2026.

“Class A(2021-2) Initial Interest Credit” has the meaning specified in Section 4(b).

“Class A(2023-1) Initial Interest Credit” has the meaning specified in Section 4(c).

“Class A(2023-2) Initial Interest Credit” has the meaning specified in Section 4(d).

“Class A Initial Interest Credits” means the Class A(2021-2) Initial Interest Credit, the Class A(2023-1) Initial Interest Credit, and the Class A(2023-2) Initial Interest Credit.

“Class A(2021-2) Initial Principal Credit” has the meaning specified in Section 3(b)(ii).

“Class A(2023-1) Initial Principal Credit” has the meaning specified in Section 3(c)(ii).

“Class A(2023-2) Initial Principal Credit” has the meaning specified in Section 3(d)(ii).

“Class A Initial Principal Credits” means the Class A(2021-2) Initial Principal Credit, the Class A(2023-1) Initial Principal Credit, and the Class A(2023-2) Initial Principal Credit.

“Class A(2023-1) Interest Investments” means

(i)	$4,490,000.00 principal amount of zero coupon bonds issued by the U.S. Treasury and due January 13, 2026 (CUSIP 912797SF5);

(ii)	$4,490,000.00 principal amount of zero coupon bonds issued by the U.S. Treasury and due February 12, 2026 (CUSIP 912797RT6); and

(iii)	$4,490,000.00 principal amount of zero coupon bonds issued by the U.S. Treasury and due March 12, 2026 (CUSIP 912797SB4).

“Class A Interest Investments” means the Class A(2023-1) Interest Investments.

“Class A(2021-2) Note Interest” means, with respect to the Class A(2021-2) Notes, the amount of interest due on the applicable Interest Payment Date with respect to the Class A(2021-2) Notes, calculated in accordance with the applicable Terms Document.

“Class A(2023-1) Note Interest” means, with respect to the Class A(2023-1) Notes, the amount of interest due on the applicable Interest Payment Date with respect to the Class A(2023-1) Notes, calculated in accordance with the applicable Terms Document.

“Class A(2023-2) Note Interest” means, with respect to the Class A(2023-2) Notes, the amount of interest due on the applicable Interest Payment Date with respect to the Class A(2023-2) Notes, calculated in accordance with the applicable Terms Document.

“Class A(2021-2) Notes” has the meaning specified in the recitals hereto.

“Class A(2023-1) Notes” has the meaning specified in the recitals hereto.

“Class A(2023-2) Notes” has the meaning specified in the recitals hereto.

“Class A Notes” has the meaning specified in the recitals hereto.

“Class A(2021-2) Noteholders” means a Person in whose name a Class A(2021-2) Note is registered in the Note Register.

“Class A(2023-1) Noteholders” means a Person in whose name a Class A(2023-1) Note is registered in the Note Register.

“Class A(2023-2) Noteholders” means a Person in whose name a Class A(2023-2) Note is registered in the Note Register.

“Class A Noteholders” means a Person in whose name a Class A Note is registered in the Note Register.

“Class A(2021-2) Primary Defeasance Collateral” means (a) the Class A(2021-2) Principal Investments, (b) the Class A(2021-2) Initial Interest Credit, (c) the Class A(2021-2) Primary Defeasance Principal Funding Account, the Class A(2021-2) Defeasance Interest Funding Account and all other property credited to any of the foregoing, and (d) all proceeds of any of the foregoing.

“Class A(2023-1) Primary Defeasance Collateral” means (a) the Class A(2023-1) Principal Investments, (b) the Class A(2023-1) Interest Investments, (c) the Class A(2023-1) Initial Interest Credit, (d) the Class A(2023-1) Primary Defeasance Principal Funding Account, the Class A(2023-1) Defeasance Interest Funding Account and all other property credited to any of the foregoing, and (e) all proceeds of any of the foregoing.

“Class A(2023-2) Primary Defeasance Collateral” means (a) the Class A(2023-2) Principal Investments, (b) the Class A(2023-2) Initial Interest Credit, (c) the Class A(2023-2) Primary Defeasance Principal Funding Account, the Class A(2023-2) Defeasance Interest Funding Account and all other property credited to any of the foregoing and (d) all proceeds of any of the foregoing.

“Class A(2021-2) Primary Defeasance Principal Funding Account” means the Class A(2021-2) Primary Defeasance Principal Funding Account established with the Securities Intermediary in the name of the Indenture Trustee for the benefit of the Class A(2021-2) Noteholders pursuant to Section 3(a) of this Agreement, and in which the Class A(2021-2) Principal Investments will be held.

“Class A(2023-1) Primary Defeasance Principal Funding Account” means the Class A(2023-1) Primary Defeasance Principal Funding Account established with the Securities Intermediary in the name of the Indenture Trustee for the benefit of the Class A(2023-1) Noteholders pursuant to Section 3(a) of this Agreement, and in which the Class A(2023-1) Principal Investments will be held.

“Class A(2023-2) Primary Defeasance Principal Funding Account” means the Class A(2023-2) Primary Defeasance Principal Funding Account established with the Securities Intermediary in the name of the Indenture Trustee for the benefit of the Class A(2023-2) Noteholders pursuant to Section 3(a) of this Agreement, and in which the Class A(2023-2) Principal Investments will be held.

“Class A(2021-2) Principal” means, with respect to the Class A(2021-2) Expected Maturity Date, the unpaid principal amount of the Class A(2021-2) Notes immediately prior to such Distribution Date.

“Class A(2023-1) Principal” means, with respect to the Class A(2023-1) Expected Maturity Date, the unpaid principal amount of the Class A(2023-1) Notes immediately prior to such Distribution Date.

“Class A(2023-2) Principal” means, with respect to the Class A(2023-2) Expected Maturity Date, the unpaid principal amount of the Class A(2023-2) Notes immediately prior to such Distribution Date.

“Class A(2021-2) Principal Investments” means $600,000,000.00 principal amount of zero coupon bonds issued by the U.S. Treasury and due September 3, 2026 (CUSIP 912797RS8).

“Class A(2023-1) Principal Investments” means $1,250,000,000.00 principal amount of zero coupon bonds issued by the U.S. Treasury and due March 12, 2026 (CUSIP 912797SB4).

“Class A(2023-2) Principal Investments” means $1,000,000,000.00 principal amount of zero coupon bonds issued by the U.S. Treasury and due June 11, 2026 (CUSIP 912797QX8).

“Class A Principal Investments” means the Class A(2021-2) Principal Investments, the Class A(2023-1) Principal Investments and the Class A(2023-2) Principal Investments.

“Class A(2021-2) Supplemental Defeasance Collateral” means (a) the Class A(2021-2) Initial Principal Credit, (b) the Class A(2021-2) Supplemental Defeasance Principal Funding Account, (c) all Permitted Investments and other property credited to the Class A(2021-2) Supplemental Defeasance Principal Funding Account with respect to the Class A(2021-2) Initial Principal Credit and (d) all proceeds of any of the foregoing.

“Class A(2023-1) Supplemental Defeasance Collateral” means (a) the Class A(2023-1) Initial Principal Credit, (b) the Class A(2023-1) Supplemental Defeasance Principal Funding Account, (c) all Permitted Investments and other property credited to the Class A(2023-1) Supplemental Defeasance Principal Funding Account with respect to the Class A(2023-1) Initial Principal Credit and (c) all proceeds of any of the foregoing.

“Class A(2023-2) Supplemental Defeasance Collateral” means (a) the Class A(2023-2) Initial Principal Credit, (b) the Class A(2023-2) Supplemental Defeasance Principal Funding Account, (c) all Permitted Investments and other property credited to the Class A(2023-2) Supplemental Defeasance Principal Funding Account with respect to the Class A(2023-2) Initial Principal Credit and (d) all proceeds of any of the foregoing.

“Class A(2021-2) Supplemental Defeasance Principal Funding Account” means the Class A(2021-2) Supplemental Defeasance Principal Funding Account established with the Securities Intermediary in the name of the Indenture Trustee for the benefit of the Class A(2021-2) Noteholders pursuant to Section 3(a) of this Agreement, and in which the Class A(2021-2) Initial Principal Credit will be held.

“Class A(2023-1) Supplemental Defeasance Principal Funding Account” means the Class A(2023-1) Supplemental Defeasance Principal Funding Account established with the Securities Intermediary in the name of the Indenture Trustee for the benefit of the Class A(2023-1) Noteholders pursuant to Section 3(a) of this Agreement, and in which the Class A(2023-1) Initial Principal Credit will be held.

“Class A(2023-2) Supplemental Defeasance Principal Funding Account” means the Class A(2023-2) Supplemental Defeasance Principal Funding Account established with the Securities Intermediary in the name of the Indenture Trustee for the benefit of the Class A(2023-2) Noteholders pursuant to Section 3(a) of this Agreement, and in which the Class A(2023-2) Initial Principal Credit will be held.

“Corporate Trust Office” means the office of the Indenture Trustee in Chicago, Illinois at which at any particular time its corporate trust business will be principally administered, which office as of the date hereof is located at 190 S. LaSalle Street, 7th Floor, Chicago, Illinois 60603, Attention: U.S. Bank Corporate Trust Services.

“DCMT” means the Discover Card Master Trust I, established pursuant to the DCMT Pooling and Servicing Agreement.

“DCMT Pooling and Servicing Agreement” means that certain Fourth Amended and Restated Pooling and Servicing Agreement dated as of May 18, 2025, by among CONA, as Master Servicer and Servicer, Discover Funding, as transferor, and U.S. Bank Trust Company, National Association, as Master Trust Trustee, as well as such Pooling and Servicing Agreement as originally executed and as amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Defeasance” has the meaning set forth in the Indenture.

“Defeasance Collateral” means (a) the Class A Principal Investments, (b) the Class A Interest Investments, (c) the Class A Initial Principal Credits, (d) the Class A Initial Interest Credits, (e) each Account and all Permitted Investments and other property credited thereto, and (f) all proceeds of any of the foregoing.

“Depositor” means Discover Funding, in its capacity as depositor for the Issuer.

“Discover Funding” means Discover Funding LLC, a Delaware limited liability company, and its successors and permitted assigns.

“DiscoverSeries” means the Series of Notes established pursuant to the Indenture Supplement.

“DiscoverSeries Note” means any Note issued pursuant to Section 2.01 of the Indenture Supplement and a related Terms Document.

“Distribution Date” means the 15th day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day) commencing in January 2026.

“Due Period” or “related Due Period” means, with respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

“Eligible Institution” means (a) a depository institution (which may be the Indenture Trustee, the Owner Trustee or any affiliate thereof, but not CONA or any Affiliate thereof) organized under the laws of the United States of America or any one of the states thereof, including the District of Columbia (or any U.S. branch of a foreign bank), that at all times (i) has either (x) a long-term issuer rating of A2 or better by Moody’s or (y) a short-term issuer rating of P-1 by Moody’s, (ii) has either (x) a long-term issuer rating of A or better by Standard & Poor’s or (y) a short-term issuer rating of A-1 or better by Standard & Poor’s, (iii) has either (x) a long-term issuer rating of A or better by Fitch or (y) a short-term issuer rating of F1 or better by Fitch and (iv) is a member of the FDIC or (b) any other institution that is reasonably acceptable to Moody’s, Standard & Poor’s and Fitch.

“Fitch” means Fitch Ratings, Inc.

“Indenture” has the meaning specified in the recitals hereto.

“Indenture Supplement” has the meaning specified in the recitals hereto.

“Indenture Trustee” has the meaning specified in the recitals hereto.

“Interest Accrual Period” means, with respect to any Interest Payment Date, the period from and including the immediately preceding Interest Payment Date (or, in the case of the first Interest Payment Date for any Class A Note, from and including December 15, 2025) to but excluding the current Interest Payment Date.

“Interest Payment Date” means the fifteenth day of each month commencing in January 2026, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

“Issuer” has the meaning specified in the recitals hereto.

“Master Servicer” means CONA, as master servicer under the DCMT Pooling and Servicing Agreement, and any successor servicer thereunder.

“Master Trust Trustee” means U.S. Bank Trust Company, National Association, as trustee under the DCMT Pooling and Servicing Agreement, and any successor trustee thereunder.

“Monthly Master Servicer Certificate” has the meaning specified in Section 7.

“Moody’s” means Moody’s Investors Service, Inc.

“Note” or “Notes” means any note or notes of any Series, Class or Tranche authenticated and delivered from time to time under the Indenture.

“Note Interest” with respect to each Tranche of Class A Notes means the amount of interest due on the applicable Interest Payment Date with respect to such Tranche of Class A Notes, calculated in accordance with the applicable Terms Document.

“Note Rating Agency” means, with respect to any Outstanding Series, Class or Tranche of Notes, each nationally recognized statistical rating organization hired by the Issuer or any Affiliate to rate such Notes.

“Note Register” has the meaning specified in the Indenture.

“Owner Trustee” means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee of the Issuer under the Trust Agreement.

“Paying Agent” has the meaning specified in the recitals hereto.

“Permitted Investments” means money and, to the extent permitted by applicable law:

(a)  investments in money market funds that are not represented by an instrument, which are registered in the name of the Indenture Trustee upon books maintained for that purpose by or on behalf of the issuer thereof and identified on books maintained for that purpose by the Indenture Trustee as held for the benefit of the Issuer or the Noteholders, and consisting of shares of an open end diversified investment company which is registered under the Investment Company Act of 1940, as amended, and which (i) invests its assets exclusively in obligations of or guaranteed by the United States of America or any instrumentality or agency thereof having in each instance a final maturity date of less than one year from its date of purchase (ii) seeks to maintain a constant net asset value per share, (iii) has aggregate net assets of not less than $100,000,000 on the date of purchase of such shares, and (iv) has a rating, at the time of such investment, of no less than Aaa by Moody’s, AAAm by Standard & Poor’s and AAA by Fitch, if rated by Fitch; or

(b)  investments in money market mutual funds (including those offered or managed by the Indenture Trustee or an Affiliate thereof) consisting of shares of an open end diversified investment company which is registered under the Investment Company Act of 1940, as amended, and which (i) seeks to maintain a constant net asset value per share, (ii) has aggregate net assets of not less than $100,000,000 on the date of purchase of such shares, and (iii) has a rating, at the time of such investment, of no less than Aaa by Moody’s, AAAm by Standard & Poor’s and AAA by Fitch, if rated by Fitch.

“S&P” means S&P Global Ratings.

“Securities Intermediary” has the meaning specified in the recitals hereto.

“Series 2007-CC Supplement” means the Second Amended and Restated Series 2007-CC Supplement to the DCMT Pooling and Servicing Agreement, dated as of May 18, 2025, as well as such Series Supplement as originally executed and as amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Servicer” means CONA, as servicer under the DCMT Pooling and Servicing Agreement, and any successor servicer thereunder.

“Subordinated Notes” has the meaning specified in the recitals hereto.

“Terms Document” means, with respect to any Class or Tranche of DiscoverSeries Notes, a supplement to the Indenture Supplement that establishes such Class or Tranche, in each case, in the form attached to the Indenture Supplement as Exhibit A, B, C, or D, as applicable, with such additional or different provisions as the Issuer determines are necessary or appropriate in connection with the issuance of any Tranche of Notes.

“Tranche” has the meaning set forth in the Indenture.

“Trust Agreement” has the meaning specified in the recitals hereto.

“UCC” means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

“U.S. Government Obligations” has the meaning set forth in the Indenture.

“United States Regulations” means 31 C.F.R. Part 357, Subpart B; and 31 C.F.R. Part 354.

(b)  All other capitalized terms not defined herein shall have the meanings given to such terms in the Indenture. Unless the context otherwise requires, terms defined in the UCC and not otherwise defined in this Agreement shall have the meanings set forth in the UCC.

SECTION 2. Securities Intermediary.

(a)  The Indenture Trustee hereby appoints the Securities Intermediary as the securities intermediary for purposes of this Agreement, and the Securities Intermediary hereby accepts such appointment.

(b)  The Securities Intermediary represents and warrants that it is, as of the date hereof, and covenants that it shall remain, a national banking association organized and existing under the laws of the United States of America that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity hereunder. The Securities Intermediary agrees with the other parties hereto that each Class A Defeasance Account shall be an account to which financial assets may be credited and undertakes to treat the Indenture Trustee as entitled to exercise the rights that comprise such financial assets. The Securities Intermediary agrees with the other parties hereto that each item of property credited to each Class A Defeasance Account shall be treated as a financial asset. The Securities Intermediary agrees with the other parties hereto that, for purposes of the UCC and the United States Regulations, the jurisdiction of the Securities Intermediary with respect to the Defeasance Collateral shall be the State of New York. The Securities Intermediary represents and warrants that it is not, as of the date hereof, and covenants that it shall not be, a party to any agreement that is inconsistent with the provisions of this Agreement. The Securities Intermediary covenants that it will not take any action inconsistent with the provisions of this Agreement. The Securities Intermediary agrees with the other parties hereto that any item of property credited to any Class A Defeasance Account shall not be subject to any security interest, lien, encumbrance or right of setoff in favor of the Securities Intermediary or anyone claiming through the Securities Intermediary (other than the Indenture Trustee).

(c)  The parties hereto intend that each Class A Defeasance Account shall be a securities account of the Indenture Trustee and not an account of the Issuer or any other person or entity. Nonetheless, for the avoidance of doubt, the Securities Intermediary agrees with the other parties hereto that (i) it shall comply with entitlement orders originated by the Indenture Trustee without further consent by the Issuer or any other person or entity and (ii) it shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee. In accordance with clause (ii) above, but at all times revocable under and otherwise subject to the first sentence of this paragraph and clause (i) above, the Indenture Trustee hereby authorizes the Securities Intermediary to comply with investment instructions originated by the Issuer (or the Master Servicer as its agent) in accordance with Section 3 of this Agreement, and the Securities Intermediary hereby agrees to comply with such investment instructions. The Securities Intermediary shall have no power or duty to invest any funds or proceeds from U.S. Government Obligations held under this Agreement or to sell, transfer or otherwise dispose of the moneys. Funds or proceeds from U.S. Government Obligations shall remain uninvested.

(d)  Nothing herein shall imply or impose upon the Securities Intermediary any duties or obligations other than those expressly set forth herein and those applicable to a securities intermediary under the UCC and the United States Regulations (and the Securities Intermediary shall be entitled to all of the protections available to a securities intermediary under the UCC and the United States Regulations). Without limiting the foregoing, nothing herein shall imply or impose upon the Securities Intermediary any duties of a fiduciary nature.

(e)  Any corporation into which the Securities Intermediary may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which the Securities Intermediary shall be a party, shall be the successor of the Securities Intermediary under this Agreement, without the execution or filing of any further act on the part of the parties hereto or such Securities Intermediary or such successor corporation. Promptly following such a merger, conversion or consolidation, the Securities Intermediary shall give notice of such event to each of the other parties hereto and to each Note Rating Agency.

(f)  The Securities Intermediary represents and warrants that it is, as of the date hereof, an Eligible Institution. If the Securities Intermediary at any time fails to qualify as an Eligible Institution, the Indenture Trustee shall, within ten Business Days, appoint a successor Securities Intermediary, which shall be made a party to this Agreement, and shall cause the Class A Defeasance Accounts to be established and maintained with such successor Securities Intermediary in accordance with this Agreement; provided, however, that the responsibilities and duties of the retiring Securities Intermediary shall remain in effect until all of the Defeasance Collateral credited to the Class A Defeasance Accounts held by such retiring Securities Intermediary have been transferred to such successor Securities Intermediary.

SECTION 3. Class A Defeasance Principal Funding Accounts.

(a)  Establishment of the Class A Defeasance Principal Funding Accounts. The Indenture Trustee, for the benefit of the Class A(2021-2) Noteholders, shall establish and maintain with the Securities

Intermediary in the name of the Indenture Trustee, a segregated securities account (the “Class A(2021-2) Primary Defeasance Principal Funding Account”) bearing a designation clearly indicating that the property credited thereto is held for the benefit of the Class A(2021-2) Noteholders. The Indenture Trustee, for the benefit of the Class A(2021-2) Noteholders, shall also establish and maintain with the Securities Intermediary in the name of the Indenture Trustee, a segregated securities account (the “Class A(2021-2) Supplemental Defeasance Principal Funding Account”) bearing a designation clearly indicating that the property credited thereto is held for the benefit of the Class A(2021-2) Noteholders. The Indenture Trustee, for the benefit of the Class A(2023-1) Noteholders, shall also establish and maintain with the Securities Intermediary in the name of the Indenture Trustee, a segregated securities account (the “Class A(2023-1) Primary Defeasance Principal Funding Account”) bearing a designation clearly indicating that the property credited thereto is held for the benefit of the Class A(2023-1) Noteholders. The Indenture Trustee, for the benefit of the Class A(2023-1) Noteholders, shall also establish and maintain with the Securities Intermediary in the name of the Indenture Trustee, a segregated securities account (the “Class A(2023-1) Supplemental Defeasance Principal Funding Account”) bearing a designation clearly indicating that the property credited thereto is held for the benefit of the Class A(2023-1) Noteholders. The Indenture Trustee, for the benefit of the Class A(2023-2) Noteholders, shall also establish and maintain with the Securities Intermediary in the name of the Indenture Trustee, a segregated securities account (the “Class A(2023-2) Primary Defeasance Principal Funding Account”) bearing a designation clearly indicating that the property credited thereto is held for the benefit of the Class A(2023-2) Noteholders. The Indenture Trustee, for the benefit of the Class A(2023-2) Noteholders, shall also establish and maintain with the Securities Intermediary in the name of the Indenture Trustee, a segregated securities account (the “Class A(2023-2) Supplemental Defeasance Principal Funding Account”) bearing a designation clearly indicating that the property credited thereto is held for the benefit of the Class A(2023-2) Noteholders. The Class A Defeasance Principal Funding Accounts shall be under the sole dominion and control of the Indenture Trustee in accordance with Section 2 of this Agreement. The parties hereto agree that the Master Servicer shall have the power, revocable by the Indenture Trustee, to instruct the Indenture Trustee to make demands on the amounts held in the Class A Defeasance Principal Funding Accounts for the purposes of carrying out the Master Servicer’s or the Indenture Trustee’s duties hereunder.

(b)  Administration of the Class A(2021-2) Defeasance Principal Funding Accounts. On the date hereof, the Beneficiary, on behalf of the Issuer, shall credit, or cause to be credited:

(i)  the Class A(2021-2) Principal Investments to the Class A(2021-2) Primary Defeasance Principal Funding Account. Funds credited to the Class A(2021-2) Primary Defeasance Principal Funding Account may be invested overnight (to mature on the Class A(2021-2) Expected Maturity Date) in Permitted Investments of the Paying Agent.

(ii)  an amount equal to $300,000,000.00 in immediately available funds (the “Class A(2021-2) Initial Principal Credit”), to the Class A(2021-2) Supplemental Defeasance Principal Funding Account. The Class A(2021-2) Initial Principal Credit shall, if so directed, at all times be invested in Permitted Investments at the direction of the Issuer (or the Master Servicer as its agent); provided, however, that all Permitted Investments shall have a stated maturity, or shall mature or be redeemed, on or prior to the Business Day immediately preceding the Class A(2021-2) Expected Maturity Date. Any interest or earnings on any Permitted Investment credited to the Class A(2021-2) Supplemental Defeasance Principal Funding Account shall remain in such account and any such funds so credited for more than one Business Day, shall, if so directed, at all times be invested in Permitted Investments at the direction of the Issuer (or the Master Servicer as its agent); provided, however, that all Permitted Investments shall have a stated maturity, or shall mature or be redeemed, on or prior to the Business Day immediately preceding the Class A(2021-2) Expected Maturity Date. Funds credited to the Class A(2021-2) Supplemental Defeasance Principal Funding Account may be invested overnight (to mature on the Class A(2021-2) Expected Maturity Date) in Permitted Investments of the Paying Agent.

(c)  Administration of the Class A(2023-1) Defeasance Principal Funding Accounts. On the date hereof, the Beneficiary, on behalf of the Issuer, shall credit, or cause to be credited:

(i)  the Class A(2023-1) Principal Investments to the Class A(2023-1) Primary Defeasance Principal Funding Account. Funds credited to the Class A(2023-1) Primary Defeasance Principal Funding Account may be invested overnight (to mature on the Class A(2023-1) Expected Maturity Date) in Permitted Investments of the Paying Agent.

(ii)  an amount equal to $625,000,000.00 in immediately available funds (the “Class A(2023-1) Initial Principal Credit”), to the Class A(2023-1) Supplemental Defeasance Principal Funding Account. The Class A(2023-1) Initial Principal Credit shall, if so directed, at all times be invested in Permitted Investments at the direction of the Issuer (or the Master Servicer as its agent); provided, however, that all Permitted Investments shall have a stated maturity, or shall mature or be redeemed, on or prior to the Business Day immediately preceding the Class A(2023-1) Expected Maturity Date. Any interest or earnings on any Permitted Investment credited to the Class A(2023-1) Supplemental Defeasance Principal Funding Account shall remain in such account and any such funds so credited for more than one Business Day, shall, if so directed, at all times be invested in Permitted Investments at the direction of the Issuer (or the Master Servicer as its agent); provided, however, that all Permitted Investments shall have a stated maturity, or shall mature or be redeemed, on or prior to the Business Day immediately preceding the Class A(2023-1) Expected Maturity Date. Funds credited to the Class A(2023-1) Supplemental Defeasance Principal Funding Account may be invested overnight (to mature on the Class A(2023-1) Expected Maturity Date) in Permitted Investments of the Paying Agent.

(d)  Administration of the Class A(2023-2) Defeasance Principal Funding Accounts. On the date hereof, the Beneficiary, on behalf of the Issuer, shall credit, or cause to be credited:

(i)  the Class A(2023-2) Principal Investments to the Class A(2023-2) Primary Defeasance Principal Funding Account. Funds credited to the Class A(2023-2) Primary Defeasance Principal Funding Account may be invested overnight (to mature on the Class A(2023-2) Expected Maturity Date) in Permitted Investments of the Paying Agent.

(ii)  an amount equal to $500,000,000.00 in immediately available funds (the “Class A(2023-2) Initial Principal Credit”), to the Class A(2023-2) Supplemental Defeasance Principal Funding Account. The Class A(2023-2) Initial Principal Credit shall, if so directed, at all times be invested in Permitted Investments at the direction of the Issuer (or the Master Servicer as its agent); provided, however, that all Permitted Investments shall have a stated maturity, or shall mature or be redeemed, on or prior to the Business Day immediately preceding the Class A(2023-2) Expected Maturity Date. Any interest or earnings on any Permitted Investment credited to the Class A(2023-2) Supplemental Defeasance Principal Funding Account shall remain in such account and any such funds so credited for more than one Business Day, shall, if so directed, at all times be invested in Permitted Investments at the direction of the Issuer (or the Master Servicer as its agent); provided, however, that all Permitted Investments shall have a stated maturity , or shall mature or be redeemed, on or prior to the Business Day immediately preceding the Class A(2023-2) Expected Maturity Date. Funds credited to the Class A(2023-2) Supplemental Defeasance Principal Funding Account may be invested overnight (to mature on the Class A(2023-2) Expected Maturity Date) in Permitted Investments of the Paying Agent.

SECTION 4. Class A Defeasance Interest Funding Accounts.

(a)  Establishment of the Class A Defeasance Interest Funding Accounts. The Indenture Trustee, for the benefit of the Class A(2021-2) Noteholders, shall establish and maintain with the Securities Intermediary in the name of the Indenture Trustee, a segregated securities account (the “Class A(2021-2) Defeasance Interest Funding Account”) bearing a designation clearly indicating that the property credited thereto is held for the benefit of the Class A(2021-2) Noteholders. The Indenture Trustee, for the benefit of the Class A(2023-1) Noteholders, shall also establish and maintain with the Securities Intermediary in the name of the Indenture Trustee, a segregated securities account (the “Class A(2023-1) Defeasance Interest Funding Account”) bearing a designation clearly indicating that the property credited thereto is held for the benefit of the Class A(2023-1) Noteholders. The Indenture Trustee, for the benefit of the Class A(2023-2) Noteholders, shall also establish and maintain with the Securities Intermediary in the name of the Indenture Trustee, a segregated securities account (the “Class A(2023-2) Defeasance Interest Funding Account”) bearing a designation clearly indicating that the property credited thereto is held for the benefit of the Class A(2023-2) Noteholders. The Class A Defeasance Interest Funding Accounts shall be under the sole dominion and control of the Indenture Trustee in accordance with Section 2 of this Agreement. The parties hereto agree that the Master Servicer shall have the power, revocable by the Indenture Trustee, to instruct the Indenture Trustee to make demands on the amounts held in the Class A Defeasance Interest Funding Accounts for the purposes of carrying out the Master Servicer’s or the Indenture Trustee’s duties hereunder.

(b)   Administration of the Class A(2021-2) Defeasance Interest Funding Account. On the date hereof, the Beneficiary, on behalf of the Issuer, shall credit an amount equal to $4,727,700.00 in immediately available funds (the “Class A(2021-2) Initial Interest Credit”), to the Class A(2021-2) Defeasance Interest Funding Account.

(c)   Administration of the Class A(2023-1) Defeasance Interest Funding Account. On the date hereof, the Beneficiary, on behalf of the Issuer, shall credit each of (i) the Class A(2023-1) Interest Investments and (ii) an amount equal to $13,468,750.00 in immediately available funds (the “Class A(2023-1) Initial Interest Credit”), to the Class A(2023-1) Defeasance Interest Funding Account.

(d)   Administration of the Class A(2023-2) Defeasance Interest Funding Account. On the date hereof, the Beneficiary, on behalf of the Issuer, shall credit an amount equal to $25,143,000 in immediately available funds (the “Class A(2023-2) Initial Interest Credit”), to the Class A(2023-2) Defeasance Interest Funding Account.

SECTION 5. Transfer of Defeasance Collateral.

(a)   Transfer of Class A(2021-2) Defeasance Collateral. The Issuer hereby irrevocably transfers, assigns and otherwise conveys to the Indenture Trustee, for the benefit of the Class A(2021-2) Noteholders, as their interests are described in this Agreement, all of the Issuer’s right, title, and interest in and to the Class A(2021-2) Defeasance Collateral. The Indenture Trustee hereby acknowledges its acceptance of such conveyance and its receipt of the Class A(2021-2) Defeasance Collateral, and the Indenture Trustee shall retain exclusive control or possession of the Class A(2021-2) Defeasance Collateral in accordance with this Agreement.

(b)   Transfer of Class A(2023-1) Defeasance Collateral. The Issuer hereby irrevocably transfers, assigns and otherwise conveys to the Indenture Trustee, for the benefit of the Class A(2023-1) Noteholders, as their interests are described in this Agreement, all of the Issuer’s right, title, and interest in and to the Class A(2023-1) Defeasance Collateral. The Indenture Trustee hereby acknowledges its acceptance of such conveyance and its receipt of the Class A(2023-1) Defeasance Collateral, and the Indenture Trustee shall retain exclusive control or possession of the Class A(2023-1) Defeasance Collateral in accordance with this Agreement.

(c)   Transfer of Class A(2023-2) Defeasance Collateral. The Issuer hereby irrevocably transfers, assigns and otherwise conveys to the Indenture Trustee, for the benefit of the Class A(2023-2) Noteholders, as their interests are described in this Agreement, all of the Issuer’s right, title, and interest in and to the Class A(2023-2) Defeasance Collateral. The Indenture Trustee hereby acknowledges its acceptance of such conveyance and its receipt of the Class A(2023-2) Defeasance Collateral, and the Indenture Trustee shall retain exclusive control or possession of the Class A(2023-2) Defeasance Collateral in accordance with this Agreement.

SECTION 6. Drawings and Distributions.

(a)   Monthly Master Servicer Instructions. On or prior to the second Business Day preceding each Distribution Date, the Master Servicer shall forward to the Issuer and the Indenture Trustee written instructions (which may be in electronic form) detailing each distribution to be made pursuant to this Section 6 on such Distribution Date. Each Servicer shall provide the Master Servicer with such information as the Master Servicer may reasonably request to allow the Master Servicer to prepare such instructions.

(b)   Withdrawal and Distribution of the Class A(2021-2) Note Interest. On each Distribution Date, the Indenture Trustee shall withdraw, at the direction of the Master Servicer, an amount equal to the Class A(2021-2) Note Interest with respect to such Distribution Date, from the Class A(2021-2) Defeasance Interest Funding Account. Such amount shall be paid by the Paying Agent to the Class A(2021-2) Noteholders on such Distribution Date as payment in full of the Class A(2021-2) Note Interest due to the Class A(2021-2) Noteholders on such Distribution Date. On the final Distribution Date with respect to the Class A(2021-2) Notes, which is also the Class A(2021-2) Expected Maturity Date, any amounts being distributed pursuant to this Section 6(b) that remain after giving effect to the distribution described above in this Section 6(b), shall be paid by the Paying Agent to the Beneficiary on such Class A(2021-2) Expected Maturity Date.

(c)   Withdrawal and Distribution from the Class A(2021-2) Defeasance Principal Funding Accounts. On the Class A(2021-2) Expected Maturity Date, the Indenture Trustee shall withdraw, at the direction of the Master Servicer, all amounts then credited to each Class A(2021-2) Defeasance Principal Funding Account, and the Paying Agent shall distribute such aggregate amounts withdrawn from such Class A(2021-2) Defeasance Principal Funding Accounts in the following order of priority:

  (i)   an amount equal to any unpaid amounts of principal with respect to the Class A(2021-2) Notes on such Class A(2021-2) Expected Maturity Date, shall be paid by the Paying Agent, as a payment of principal on the Class A(2021-2) Notes, to the Class A(2021-2) Noteholders; and

  (ii)   any amounts being distributed pursuant to this Section 6(c) that remain after giving effect to the distribution described above in this Section 6(c), shall be paid by the Paying Agent to the Beneficiary on such Class A(2021-2) Expected Maturity Date.

(d)   Withdrawal and Distribution of the Class A(2023-1) Note Interest. On each Distribution Date, the Indenture Trustee shall withdraw, at the direction of the Master Servicer, an amount equal to the Class A(2023-1) Note Interest with respect to such Distribution Date, from the Class A(2023-1) Defeasance Interest Funding Account. Such amount shall be paid by the Paying Agent to the Class A(2023-1) Noteholders on such Distribution Date as payment in full of the Class A(2023-1) Note Interest due to the Class A(2023-1) Noteholders on such Distribution Date. On the final Distribution Date with respect to the Class A(2023-1) Notes, which is also the Class A(2023-1) Expected Maturity Date, any amounts being distributed pursuant to this Section 6(d) that remain after giving effect to the distribution described above in this Section 6(d), shall be paid by the Paying Agent to the Beneficiary on such Class A(2023-1) Expected Maturity Date.

(e)   Withdrawal and Distribution from the Class A(2023-1) Defeasance Principal Funding Accounts. On the Class A(2023-1) Expected Maturity Date, the Indenture Trustee shall withdraw, at the direction of the Master Servicer, all amounts then credited to each Class A(2023-1) Defeasance Principal Funding Account, and the Paying Agent shall distribute such aggregate amounts withdrawn from such Class A(2023-1) Defeasance Principal Funding Accounts in the following order of priority:

(i)   an amount equal to any unpaid amounts of principal with respect to the Class A(2023-1) Notes on such Class A(2023-1) Expected Maturity Date, shall be paid by the Paying Agent, as a payment of principal on the Class A(2023-1) Notes, to the Class A(2023-1) Noteholders; and

  (ii)   any amounts being distributed pursuant to this Section 6(e) that remain after giving effect to the distribution described above in this Section 6(e), shall be paid by the Paying Agent to the Beneficiary on such Class A(2023-1) Expected Maturity Date.

(f)   Withdrawal and Distribution of the Class A(2023-2) Note Interest. On each Distribution Date, the Indenture Trustee shall withdraw, at the direction of the Master Servicer, an amount equal to the Class A(2023-2) Note Interest with respect to such Distribution Date, from the Class A(2023-2) Defeasance Interest Funding Account. Such amount shall be paid by the Paying Agent to the Class A(2023-2) Noteholders on such Distribution Date as payment in full of the Class A(2023-2) Note Interest due to the Class A(2023-2) Noteholders on such Distribution Date. On the final Distribution Date with respect to the Class A(2023-2) Notes, which is also the Class A(2023-2) Expected Maturity Date, any amounts being distributed pursuant to this Section 6(f) that remain after giving effect to the distribution described above in this Section 6(f), shall be paid by the Paying Agent to the Beneficiary on such Class A(2023-2) Expected Maturity Date.

(g)   Withdrawal and Distribution from the Class A(2023-2) Defeasance Principal Funding Accounts. On the Class A(2023-2) Expected Maturity Date, the Indenture Trustee shall withdraw, at the direction of the Master Servicer, all amounts then credited to each Class A(2023-2) Defeasance Principal Funding Account, and the Paying Agent shall distribute such aggregate amounts withdrawn from such Class A(2023-2) Defeasance Principal Funding Accounts in the following order of priority:

  (i)   an amount equal to any unpaid amounts of principal with respect to the Class A(2023-2) Notes on such Class A(2023-2) Expected Maturity Date, shall be paid by the Paying Agent, as a payment of principal on the Class A(2023-2) Notes, to the Class A(2023-2) Noteholders; and

  (ii)   any amounts being distributed pursuant to this Section 6(g) that remain after giving effect to the distribution described above in this Section 6(g), shall be paid by the Paying Agent to the Beneficiary on such Class A(2023-2) Expected Maturity Date.

SECTION 7. Monthly Master Servicer Certificate. On or prior to the second Business Day preceding each Distribution Date, a certificate of a Servicing Officer substantially in the form of Exhibit A, as prepared by the Master Servicer setting forth the information listed thereon (each a “Monthly Master Servicer Certificate”), shall be available to the Issuer, the Indenture Trustee, and the Paying Agent from the Master Servicer and shall be available to each Noteholder and each Note Rating Agency from the Indenture Trustee and the Paying Agent. Each Servicer shall provide the Master Servicer with such information as the Master Servicer may reasonably request to allow the Master Servicer to prepare such Monthly Master Servicer Certificate.

SECTION 8. Representations of the Issuer.

(a)   The Issuer represents, on the date hereof, the following:

  (i)   This Defeasance Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Defeasance Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens and is enforceable as such as against creditors of and purchasers from the Issuer.

  (ii)   All of the Defeasance Collateral has been and will have been credited to one of the Accounts. The Securities Intermediary has agreed to treat all assets credited to the Accounts as “financial assets” within the meaning of the UCC.

  (iii)   The Issuer owns good and marketable title to the Defeasance Collateral free and clear of any lien, claim or encumbrance of any Person.

  (iv)   The Issuer has received all consents and approvals required by the terms of the Defeasance Collateral to the transfer to the Indenture Trustee of its interest and rights in the Defeasance Collateral hereunder.

  (v)   The Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted in the Defeasance Collateral to the Indenture Trustee hereunder.

(b)   The foregoing representations and warranties shall survive the termination of this Defeasance Agreement and shall not be waived without the written consent of each Note Rating Agency. Additionally, the Issuer shall take such action, or execute and deliver such instruments as may be necessary to maintain and perfect, as a first priority interest, the Indenture Trustee’s security interest in the Defeasance Collateral.

SECTION 9. Permitted Investments. The Indenture Trustee and the Securities Intermediary shall not be liable for any loss attributable to the investment of funds in any Permitted Investment pursuant to this Agreement or the Indenture. In no event shall the Indenture Trustee or the Securities Intermediary be liable for the payment of interest on any funds in its possession, except as expressly provided in this Agreement or the Indenture.

SECTION 10. Survival of Certain Rights. (a) As provided in Section 1310 of the Indenture, notwithstanding anything to the contrary in the Indenture or the Indenture Supplement, the Issuer is discharged from its obligations under the Indenture and the Indenture Supplement with respect to the Class A Notes, and the Holders of the Class A Notes shall cease to be entitled to any benefit or security under the Indenture, other than (i) the obligations of the Issuer to make, and the rights of Holders of the Class A Notes to receive, solely from the Defeasance Collateral, payments in respect of principal of and interest on the Class A Notes when such payments are scheduled to be made and (ii) the other rights, obligations, powers, duties and immunities specifically identified in the proviso to Section 1310(a) of the Indenture, which in each case shall survive with respect to the Class A Notes until otherwise terminated or discharged under the Indenture and the Indenture Supplement.

(b)   Notwithstanding anything to the contrary in the Indenture or the Indenture Supplement, the rights, obligations, powers, trusts, duties and immunities of the Indenture Trustee, the Paying Agent, the Note Registrar, the Master Servicer, the Servicer, and the Transferor under the Indenture and the Indenture Supplement (including, in each case, the related Terms Document), including the obligations of CONA, as Master Servicer, to indemnify the Indenture Trustee under Section 807 of the Indenture and to pay the Indenture Trustee’s fees and expenses under Section 806 of the Indenture shall survive this Defeasance and shall apply, mutatis mutandis, following such Defeasance until otherwise terminated or discharged under the Indenture and the Indenture Supplement.

(c)   Notwithstanding anything to the contrary in the DCMT Pooling and Servicing Agreement or the Series 2007-CC Supplement, the rights, obligations, powers, duties and immunities of the Master Trust Trustee, the Master Servicer, the Servicer, and the Transferor under the DCMT Pooling and Servicing Agreement and the Series 2007-CC Supplement, insofar as they relate to activities undertaken by such Person prior to the Defeasance effected hereby, shall survive this Defeasance and the termination of DCMT and shall apply, mutatis mutandis, following such Defeasance until otherwise terminated or discharged under the DCMT Pooling and Servicing Agreement and the Series 2007-CC Supplement.

SECTION 11. No liens. The interests of the Indenture Trustee in the Defeasance Collateral shall not secure, or otherwise be used for the payment of, fees and expenses for services rendered by the Indenture Trustee, the Paying Agent or the Securities Intermediary under this Agreement.

SECTION 12. Term. This Agreement shall commence upon its execution and delivery and shall terminate with respect to a Tranche of Class A Notes on the Class A(2021-2) Expected Maturity Date, the

Class A(2023-1) Expected Maturity Date, and the Class A(2023-2) Expected Maturity Date, respectively, after giving effect to all of the payments provided for herein. Upon the termination of this Agreement, any remaining amounts credited to any Account, after giving effect to all of the payments provided for herein, shall be withdrawn by the Indenture Trustee and distributed by the Paying Agent to the Beneficiary.

SECTION 13. Amendments. This Agreement may be amended only by an instrument in writing signed by the parties hereto and only if such amendment meets the requirements to amend the Indenture set forth in Article X of the Indenture as though such requirements of the Indenture were set forth in this Agreement.

SECTION 14. Nonpetition Covenant. To the fullest extent permitted by applicable law, notwithstanding any prior termination of this Agreement, the Indenture Trustee, the Securities Intermediary, and the Paying Agent, shall not, prior to the date which is one year and one day after the termination of the Indenture, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Issuer.

SECTION 15. Severability. If any one or more of the covenants or agreements provided in this Agreement on the part of the Indenture Trustee, the Securities Intermediary, or the Paying Agent should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement herein contained shall be deemed and construed to be severable from the remaining covenants and agreements and shall in no way affect the validity of the remaining provisions of this Agreement.

SECTION 16. Notices.

(a)   Notices, instructions and other communications sent to the Indenture Trustee will be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid or sent via email to the Indenture Trustee at its Corporate Trust Office, or at such other address as the Indenture Trustee may give written notice to the other parties.

(b)   Notices, instructions and other communications sent to the Issuer will be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid or sent via email to the Issuer c/o the Wilmington Trust Company at its principal office at 1100 N. Market Street Wilmington, Delaware 19890-0001, or at such other address as the Issuer may give written notice to the other parties.

(c)   Notices, instructions and other communications sent to the Securities Intermediary will be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid or sent via email to the Securities Intermediary at 190 S. LaSalle Street, 7th Floor, Chicago, Illinois 60603, Attention: Discover Card Execution Note Trust, Chris Nuxoll and email address: christopher.nuxoll@usbank.com, or at such other address as the Securities Intermediary may give written notice to the other parties.

(d) Notices, instructions and other communications sent to the Paying Agent will be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid or sent via email to the Paying Agent at 190 S. LaSalle Street, 7th Floor, Chicago, Illinois 60603, Attention: Discover Card Execution Note Trust, Chris Nuxoll and email address: christopher.nuxoll@usbank.com, or at such other address as the Paying Agent may give written notice to the other parties.

SECTION 17. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which, when executed, shall be deemed an original, but all of which together shall constitute one and the same instrument. The words “executed,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signature pages, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 18. Governing Law. This Agreement will be construed in accordance with and governed by the laws of the State of New York, including Section 5-1401 of the General Obligation Law, without reference to any conflict of law provisions that would result in the application of the laws of any other State.

SECTION 19. Sufficiency of Defeasance Collateral. The Issuer agrees that, if for any reason the investments and moneys and other funds in the Class A(2021-2) Defeasance Accounts, the Class A(2023-1) Defeasance Accounts, or the Class A(2023-2) Defeasance Accounts are insufficient or otherwise unavailable to pay timely the principal of and interest on the Class A(2021-2) Notes, the Class A(2023-1) Notes, or the Class A(2023-2) Notes, respectively, when such payments are scheduled to be made, the Issuer shall continue to be liable therefor in accordance with the terms of the Class A(2021-2) Notes, the Class A(2023-1) Notes, or the Class A(2023-2) Notes, as applicable, and the Indenture and Indenture Supplement (including, in each case, the related Terms Document). For the avoidance of doubt, nothing herein shall be interpreted to, and no Defeasance shall, release the Issuer from such recourse as may otherwise be had to the Issuer under the Indenture and Indenture Supplement (including, in each case, the related Terms Document) with respect to its obligations to pay principal and interest on the Class A Notes when such payments are scheduled to be made.

SECTION 20. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (i) this Defeasance Agreement is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied herein, all such liability, if any, being expressly waived by the parties to this Defeasance Agreement and by any Person claiming by, through or under them, (iv) the Owner Trustee has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Defeasance Agreement and (v) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Defeasance Agreement or any related documents.

SECTION 21. Recitals. The Indenture Trustee, the Paying Agent and the Securities Intermediary assume no responsibility for the correctness of the recitals contained herein. The Indenture Trustee, the Paying Agent and the Securities Intermediary make no representations as to the validity or sufficiency of this Agreement, the Indenture or any related document.

IN WITNESS WHEREOF, the parties hereto have caused this Defeasance Agreement to be executed by their duly authorized officers as of the date first above written.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By: WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer

By:	/s/ Drew H. Davis
Name: Drew H. Davis
Title: Vice President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee and Paying Agent

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Securities Intermediary

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Title: Vice President

[Signature page to Defeasance Agreement]

Acknowledged and Agreed By:

CAPITAL ONE, NATIONAL ASSOCIATION, as Master Servicer and Servicer

By:	/s/ Franco E. Harris
Name: Franco E. Harris
Title: Treasurer

DISCOVER FUNDING LLC, as Beneficiary and Depositor

By:	/s/ Eric D. Bauder
Name: Eric D. Bauder
Title: Assistant Vice President, Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Master Trust Trustee

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Title: Vice President

[Signature page to Defeasance Agreement]

Exhibit A

Form of Monthly Servicer Certificate

Discover Card Execution Note Trust

DiscoverSeries Class A(2021-2) Notes

DiscoverSeries Class A(2023-1) Notes

DiscoverSeries Class A(2023-2) Notes

Distribution Date: _____________ __, _______

Related Due Period _____________ __, _______ to _____________ __, _______

Related Interest Accrual Period _____________ __, _______ to _____________ __, _______

Under the Defeasance Agreement, dated as of December 18, 2025 (the “Defeasance Agreement”), by and among Discover Card Execution Note Trust (“DCENT”), as Issuer, U.S. Bank Trust Company, National Association (“USBTC”), in its capacity as Indenture Trustee and as Paying Agent, and U.S. Bank National Association (“USB”), in its capacity as Securities Intermediary relating to the Indenture and Indenture Supplement, the Master Servicer is required to prepare, and the Indenture Trustee and the Paying Agent are required to make available, certain information each month regarding current distributions to Noteholders. The information for the Distribution Date listed above is set forth below.

Capitalized terms used herein have the meanings set forth in the Defeasance Agreement (including by reference to the Indenture), unless otherwise defined herein.

1.	Payments to DiscoverSeries Investors with respect to this Distribution Date

	Total		Interest		Principal
Class A(2021-2) Notes	$	__________	$	__________	$	__________

Class A(2023-1) Notes	$	__________	$	__________	$	__________

Class A(2023-2) Notes	$	__________	$	__________	$	__________

2.	Information Concerning Principal Payments

	Amount Distributed this Due Period	Total Principal Distributions through this Due Period
DISCOVERSERIES BY TRANCHE

(a) Class A(2021-2) Notes	$__________	$__________

(b) Class A(2023-1) Notes	$__________	$__________

(c) Class A(2023-2) Notes	$__________	$__________

3.	Information Concerning Class A(2021-2) Defeasance Interest Funding Account[1]

(a)  Amount credited to the Class A(2021-2) Defeasance Interest Funding Account at the close of business on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on December 18, 2025)

$	__________

(b)  Amount of Class A(2021-2) Note Interest withdrawn from the Class A(2021-2) Defeasance Interest Funding Account with respect to the current Distribution Date [pursuant to the first sentence of Section 6(b) of the Defeasance Agreement]

$	__________

(c)   Amount, if any, withdrawn from the Class A(2021-2) Defeasance Interest Funding Account and paid to the Beneficiary with respect to the current Distribution Date [pursuant to the third sentence of Section 6(b) of the Defeasance Agreement, this is the amount that remains in the Class A(2021-2) Defeasance Interest Funding Account on the Class A(2021-2) Expected Maturity Date after giving effect to the distribution in Item 3(b) above]

$	__________

(d)  Amount credited to the Class A(2021-2) Defeasance Interest Funding Account at the close of business on the current Distribution Date after taking into account all withdrawals and distributions on or prior to such Distribution Date

$	__________

4.	Information Concerning Class A(2021-2) Defeasance Principal Funding Accounts

(a)  Aggregate amount credited to the Class A(2021-2) Defeasance Principal Funding Accounts at the close of business on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on December 18, 2025)

$	__________

(b)  Amount of interest and earnings on any Permitted Investment credited to the Class A(2021-2) Supplemental Defeasance Principal Funding Account, if any, since the close of business on the immediately preceding Distribution Date [pursuant to Section 3(b) of the Defeasance Agreement]

$	__________

(c)   Aggregate amount withdrawn from the Class A(2021-2) Defeasance Principal Funding Accounts in respect of unpaid amounts of principal with respect to the Class A(2021-2) Notes, if any, and distributed to Class A(2021-2) Noteholders with respect to the current Distribution Date [pursuant to Section 6(c)(i) of the Defeasance Agreement, this amount is due on the Class A(2021-2) Expected Maturity Date]

$	__________

1 Note: Bracketed information is intended for internal purposes, to cross-reference to operational provisions of the Defeasance Agreement relating to the related line-item in the Form of Monthly Servicer Certificate.

(d)  Aggregate amount, if any, withdrawn from the Class A(2021-2) Defeasance Principal Funding Accounts and paid to the Beneficiary with respect to the current Distribution Date [pursuant to Section 6(c)(ii) of the Defeasance Agreement, this is the amount that remains in the Class A(2021-2) Defeasance Principal Funding Accounts on the Class A(2021-2) Expected Maturity Date after giving effect to the distribution in Item 4(c) above]

$	__________

(e)  Aggregate amount credited to the Class A(2021-2) Defeasance Principal Funding Accounts at the close of business on the current Distribution Date after taking into account all withdrawals and distributions on or prior to such Distribution Date

$	__________

5.	Information Concerning Class A(2023-1) Defeasance Interest Funding Account

(a)  Amount credited to the Class A(2023-1) Defeasance Interest Funding Account at the close of business on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on December 18, 2025)

$	__________

(b)  Amount of Class A(2023-1) Note Interest withdrawn from the Class A(2023-1) Defeasance Interest Funding Account with respect to the current Distribution Date [pursuant to the first sentence of Section 6(d) of the Defeasance Agreement]

$	__________

(c)   Amount, if any, withdrawn from the Class A(2023-1) Defeasance Interest Funding Account and paid to the Beneficiary with respect to the current Distribution Date [pursuant to the third sentence of Section 6(d) of the Defeasance Agreement, this is the amount that remains in the Class A(2023-1) Defeasance Interest Funding Account on the Class A(2023-1) Expected Maturity Date after giving effect to the distribution in Item 5(b) above]

$	__________

(d)  Amount credited to the Class A(2023-1) Defeasance Interest Funding Account at the close of business on the current Distribution Date after taking into account all withdrawals and distributions on or prior to such Distribution Date

$	__________

6.	Information Concerning Class A(2023-1) Defeasance Principal Funding Accounts

(a)  Aggregate amount credited to the Class A(2023-1) Defeasance Principal Funding Accounts at the close of business on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on December 18, 2025)

$	__________

(b)  Amount of interest and earnings on any Permitted Investment credited to the Class A(2023-1) Supplemental Defeasance Principal Funding Accounts, if any, since the close of business on the immediately preceding Distribution Date [pursuant to Section 3(c) of the Defeasance Agreement]

$	__________

(c)   Aggregate amount withdrawn from the Class A(2023-1) Defeasance Principal Funding Accounts in respect of unpaid amounts of principal with respect to the Class A(2023-1) Notes, if any, and distributed to Class A(2023-1) Noteholders with respect to the current Distribution Date [pursuant to Section 6(e)(i) of the Defeasance Agreement, this amount is due on the Class A(2023-1) Expected Maturity Date]

$	__________

(d)  Aggregate amount, if any, withdrawn from the Class A(2023-1) Defeasance Principal Funding Accounts and paid to the Beneficiary with respect to the current Distribution Date [pursuant to Section 6(e)(ii) of the Defeasance Agreement, this is the amount that remains in the Class A(2023-1) Defeasance Principal Funding Accounts on the Class A(2023-1) Expected Maturity Date after giving effect to the distribution in Item 6(c) above]

$	__________

(e)  Aggregate amount credited to the Class A(2023-1) Defeasance Principal Funding Accounts at the close of business on the current Distribution Date after taking into account all withdrawals and distributions on or prior to such Distribution Date

$	__________

7.	Information Concerning Class A(2023-2) Defeasance Interest Funding Account

(a)  Amount credited to the Class A(2023-2) Defeasance Interest Funding Account at the close of business on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on December 18, 2025)

$	__________

(b)  Amount of Class A(2023-2) Note Interest withdrawn from the Class A(2023-2) Defeasance Interest Funding Account with respect to the current Distribution Date [pursuant to the first sentence of Section 6(f) of the Defeasance Agreement]

$	__________

(c)   Amount, if any, withdrawn from the Class A(2023-2) Defeasance Interest Funding Account and paid to the Beneficiary with respect to the current Distribution Date [pursuant to the third sentence of Section 6(f) of the Defeasance Agreement, this is the amount that remains in the Class A(2023-2) Defeasance Interest Funding Account on the Class A(2023-2) Expected Maturity Date after giving effect to the distribution in Item 7(b) above]

$	__________

(d)  Amount credited to the Class A(2023-2) Defeasance Interest Funding Account at the close of business on the current Distribution Date after taking into account all withdrawals and distributions on or prior to such Distribution Date

$	__________

8.	Information Concerning Class A(2023-2) Defeasance Principal Funding Accounts

(a)  Aggregate amount credited to the Class A(2023-2) Defeasance Principal Funding Accounts at the close of business on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on December 18, 2025)

$	__________

(b)  Amount of interest and earnings on any Permitted Investment credited to the Class A(2023-2) Supplemental Defeasance Principal Funding Accounts, if any, since the close of business on the immediately preceding Distribution Date [pursuant to Section 3(d) of the Defeasance Agreement]

$	__________

(c)   Aggregate amount withdrawn from the Class A(2023-2) Defeasance Principal Funding Accounts in respect of unpaid amounts of principal with respect to the Class A(2023-2) Notes, if any, and distributed to Class A(2023-2) Noteholders with respect to the current Distribution Date [pursuant to Section 6(g)(i) of the Defeasance Agreement, this amount is due on the Class A(2023-2) Expected Maturity Date]

$	__________

(d)  Aggregate amount, if any, withdrawn from the Class A(2023-2) Defeasance Principal Funding Accounts and paid to the Beneficiary with respect to the current Distribution Date [pursuant to Section 6(g)(ii) of the Defeasance Agreement, this is the amount that remains in the Class A(2023-2) Defeasance Principal Funding Accounts on the Class A(2023-2) Expected Maturity Date after giving effect to the distribution in Item 8(c) above]

$	__________

(d)  Aggregate amounts credited to the Class A(2023-2) Defeasance Principal Funding Accounts at the close of business on the current Distribution Date after taking into account all withdrawals and distributions on or prior to such Distribution Date

$	__________

CAPITAL ONE, NATIONAL ASSOCIATION, as Master Servicer

By: